BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST

BlackRock California Municipal Opportunities Fund

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New Jersey Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 1, 2022 to the Statement of Additional Information (“SAI”) of each Fund,

as supplemented to date

Effective immediately, the following change is made to each Fund’s SAI:

The chart listing investments and investment strategies in the section of the SAI entitled “I. Investment Objectives and Policies” as it relates to each Fund is deleted in relevant part and replaced with the following:

U.S. Treasury Rolls	X

Shareholders should retain this Supplement for future reference.

SAI-MUNI5-1222SUP